Exhibit 99.1
               Unaudited Pro Forma Condensed Financial Information

      Following the closing of the asset sale between our Company and Schreiber Foods, Inc. ("Schreiber") on December 8, 2005 (the "Asset Sale"), we will maintain our corporate existence and operate as a branded marketing company that will continue to market and sell our products. However, we will no longer manufacture these products. Instead, such products will be manufactured by Schreiber pursuant to the Supply Agreement dated June 30, 2005 (the "Supply Agreement").

      The  following   unaudited  pro  forma  condensed   financial   statements
illustrate the effects of the Asset Sale and the use of the proceeds therefrom on our historical financial position and operating results.

      The unaudited pro forma condensed balance sheet set forth below as of September 30, 2005 gives effect to the Asset Sale as if it had occurred on September 30, 2005. Therefore, the adjustments shown for the payment of liabilities and loss on sale of net assets as of September 30, 2005 differ from the actual amounts due and paid on December 8, 2005. The unaudited pro forma condensed balance sheet as of September 30, 2005 has been derived from and should be read in conjunction with the unaudited interim condensed balance sheet of the Company at September 30, 2005 as filed with the Securities and Exchange Commission on November 14, 2005.

      The unaudited pro forma condensed statement of operations set forth below for the year ended March 31, 2005 and for the six months ended September 30, 2005 gives effect to the Asset Sale as if it occurred on April 1, 2004. These have been derived from and should be read in conjunction with our audited financial statements for the year ended March 31, 2005 and our historical unaudited interim condensed statement of operations for the six months ended
September 30, 2005 as filed with the Securities and Exchange Commission on October 7, 2005 and November 14, 2005, respectively.

      Pro forma adjustments for the sale give effect to:

            o The sale of machinery and equipment for $8,700,000 in cash and removal of assets sold.

            o The payoff of tangible property taxes, capital leases and term note that were secured by certain assets in the Asset Sale.

            o     The  removal  of  expenses  related  to the  assets  sold  and
                  liabilities   that   were   satisfied   as  a  result  of  the
                  transaction, such as depreciation and interest.

      Pursuant to the Supply Agreement, we may be required to make payments to Schreiber up to $1,500,000, as described below. The initial term of the Supply Agreement is for a period of five years from the effective date of September 1, 2005 and is renewable at our option for up to two additional five-year periods (for a total term of up to fifteen years). If we do not exercise our first option to extend the term after September 1, 2010, then we will be obligated to pay Schreiber $1,500,000. If we have exercised the first option to extend the term, but we do not exercise our second option to extend the term after September 1, 2015, then we will be obligated to pay Schreiber $750,000. These potential payments have not been reflected in calculation of the net gain or proceeds received. We will evaluate our options to extend in 2010 and 2015. At this time, it is too early to predict what the ultimate outcome may be.

      The following unaudited pro forma condensed financial statements do not purport to be indicative of the results of operations or financial position which would have actually been reported if the Asset Sale had been consummated on the date indicated, or which may be reported in the future.

                         GALAXY NUTRITIONAL FOODS, INC.
                             Pro Forma Balance Sheet
                                   (Unaudited)

                                                            Historical                                        Pro Forma
                                                           September 30,          Pro Forma                 September 30,
                                                               2005              Adjustments     Notes          2005
                                                         ------------------    -------------------------   ----------------
                       ASSETS

CURRENT ASSETS:
  Cash                                                   $            --       $            --             $          --
  Trade receivables, net                                       6,026,258                    --                 6,026,258
  Inventories                                                  3,283,094                    --                 3,283,094
  Prepaid expenses and other                                     371,547                    --                   371,547
                                                         ------------------    -----------------           ----------------

         Total current assets                                  9,680,899                    --                 9,680,899

PROPERTY AND EQUIPMENT, NET                                    9,330,257            (9,023,537) A                306,720
OTHER ASSETS                                                     352,048                    --                   352,048
                                                         ------------------    -----------------           ----------------

         TOTAL                                           $    19,363,204       $    (9,023,537)            $  10,339,667
                                                         ==================    =================           ================

        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Line of credit                                         $     4,275,221       $       519,527  C           $  4,794,748
  Book overdraft                                                 130,834                    --                   130,834
  Accounts payable                                             3,198,435                    --                 3,198,435
  Accrued and other current liabilities                        1,801,241            (1,227,683) B                573,558
  Current portion of accrued employment contract                 903,362                    --                   903,362
  Current portion of term notes payable                        8,670,985            (7,691,985) B                979,000
  Current portion of obligations under capital leases            114,792               (84,034) B                 30,758
                                                         ------------------    -----------------           ----------------

         Total current liabilities                            19,094,870            (8,484,175)               10,610,695

ACCRUED EMPLOYMENT CONTRACT, less current portion                743,887                    --                   743,887
OBLIGATIONS UNDER CAPITAL LEASES, less current
  portion                                                         68,258                (6,620) B                 61,638
                                                         ------------------    -----------------           ----------------

         Total liabilities                                    19,907,015            (8,490,795)               11,416,220
                                                         ------------------    -----------------           ----------------

COMMITMENTS AND CONTINGENCIES                                         --                    --                        --

TEMPORARY EQUITY:
   Common stock, subject to registration                       2,680,590                    --                 2,680,590

STOCKHOLDERS' EQUITY:
  Common stock                                                   175,511                    --                   175,511
  Additional paid-in capital                                  68,360,749                    --                68,360,749
  Accumulated deficit                                        (58,868,000)             (532,742) D            (59,400,742)
                                                         ------------------    -----------------           ----------------

                                                               9,668,260              (532,742)                9,135,518
  Less: Notes receivable arising from the
          exercise of stock options                          (12,772,200)                   --               (12,772,200)
        Treasury stock                                          (120,461)                   --                  (120,461)
                                                         ------------------    -----------------           ----------------

         Total stockholders' equity                           (3,224,401)             (532,742)               (3,757,143)
                                                         ------------------    -----------------           ----------------

         TOTAL                                           $    19,363,204       $    (9,023,537)            $  10,339,667
                                                         ==================    =================           ================

                         GALAXY NUTRITIONAL FOODS, INC.
                        Pro Forma Statement of Operations
                                   (Unaudited)

                                                            Historical                                        Pro Forma
                                                           September 30,          Pro Forma                 September 30,
                                                               2005              Adjustments     Notes          2005
                                                         ------------------    -------------------------   ----------------
NET SALES                                                $   20,289,378        $            --             $  20,289,378
                                                                                      (881,764) E
COST OF GOODS SOLD                                           15,400,206                (69,875) F             14,448,567
                                                         ------------------    -----------------           ----------------
  Gross margin                                                4,889,172                951,639                 5,840,811
                                                         ------------------    -----------------           ----------------

OPERATING EXPENSES:
Selling                                                       2,493,792                (52,530) E              2,441,262
Delivery                                                      1,341,549                     --                 1,341,549
General and administrative, including $870,837
  non-cash compensation related to stock based
  transactions                                                2,523,464                (13,922) E              2,509,542
Research and development                                        180,094                (26,265) E                153,829
Impairment of property and equipment                          7,896,554                     --                 7,896,554
Cost of disposal activities                                     754,567                     --                   754,567
(Gain)/loss on sale of assets                                     5,606                     --                     5,606
                                                         ------------------    -----------------           ----------------
  Total operating expenses                                   15,195,626                (92,717)               15,102,909
                                                         ------------------    -----------------           ----------------

INCOME (LOSS) FROM OPERATIONS                               (10,306,454)             1,044,356                (9,262,098)

OTHER INCOME (EXPENSE):
Interest expense                                               (650,798)               279,839  G, H            (370,959)
Gain/(loss) on fair value of warrants                           397,000                     --                   397,000
                                                         ------------------    -----------------           ----------------
    Total other income (expense)                               (253,798)               279,839                    26,041
                                                         ------------------    -----------------           ----------------

NET INCOME (LOSS)                                        $  (10,560,252)       $     1,324,195             $  (9,236,057)
                                                         ==================    =================           ================

BASIC AND DILUTED NET LOSS PER COMMON SHARE              $        (0.55)                                   $       (0.48)
                                                         ==================                                ================

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING                                                19,358,496                                       19,358,496
                                                         ==================                                ================

                         GALAXY NUTRITIONAL FOODS, INC.
                        Pro Forma Statement of Operations
                                   (Unaudited)

                                                            Historical                                        Pro Forma
                                                             March 31,            Pro Forma                   March 31,
                                                               2005              Adjustments     Notes          2005
                                                         ------------------    -------------------------   ----------------
NET SALES                                                $   44,510,487        $            --             $  44,510,487
                                                                                    (1,832,489) E
COST OF GOODS SOLD                                           34,736,594                (41,600) F             32,862,505
                                                         ------------------    -----------------           ----------------
  Gross margin                                                9,773,893              1,874,089                11,647,982
                                                         ------------------    -----------------           ----------------

OPERATING EXPENSES:
Selling                                                       5,148,426                (85,820) E              5,062,606
Delivery                                                      2,307,166                     --                 2,307,166
Employment contract expense - general and
  administrative                                                444,883                     --                   444,883
General and administrative, including $409,746
  non-cash compensation related to stock based
  transactions                                                4,380,436                 (8,605) E              4,371,831
Research and development                                        309,054                (42,910) E                266,144
(Gain)/loss on sale of assets                                    (4,500)                    --                    (4,500)
                                                         ------------------    -----------------           ----------------
  Total operating expenses                                   12,585,465               (137,335)               12,448,130
                                                         ------------------    -----------------           ----------------

INCOME (LOSS) FROM OPERATIONS                                (2,811,572)             2,011,424                  (800,148)

OTHER INCOME (EXPENSE):
Interest expense                                             (1,129,977)               636,574  G, H            (493,403)
Derivative expense                                               62,829                     --                    62,829
Gain/(loss) on fair value of warrants                            18,937                     --                    18,937
                                                         ------------------    -----------------           ----------------
    Total other income (expense)                             (1,048,211)               636,574                  (411,637)
                                                         ------------------    -----------------           ----------------

NET INCOME (LOSS)                                        $   (3,859,783)       $     2,647,998             $  (1,211,785)

Less:
Preferred Stock Dividends                                        82,572                     --                    82,572
Preferred Stock Accretion to Redemption Value                   319,500                     --                   319,500
                                                         ------------------    -----------------           ----------------

NET INCOME (LOSS) TO COMMON STOCKHOLDERS                 $   (4,261,855)       $     2,647,998             $  (1,613,857)
                                                         ==================    =================           ================

BASIC AND DILUTED NET LOSS PER COMMON SHARE              $        (0.25)                                   $       (0.09)
                                                         ==================                                ================

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING                                                17,007,971                                       17,007,971
                                                         ==================                                ================

                         GALAXY NUTRITIONAL FOODS, INC.
                    Notes to Pro Forma Financial Information
                                   (Unaudited)

(A) To write off the $9,023,537 net book value of the assets sold or disposed as a result of the Asset Sale.

(B) To remove the liabilities satisfied with the $8,700,000 in proceeds from the Asset Sale and our line of credit with Textron Financial Corporation (see (C) below). The payment of these liabilities was mandatory in order to remove liens or rights of the holder on certain assets sold. The entry reflects the payment of $1,227,683 for tangible personal property taxes on the equipment, $7,691,985 for the repayment of the term loan from Beltway Capital Partners LLC (successor by assignment of our loan from Wachovia Bank, N.A.), $90,654 for remaining obligations under capital leases related to certain assets in the Asset Sale, and $209,205 to exercise the purchase option under certain capital leases.

(C) To reflect the funding from our asset based line of credit with Textron Financial Corporation of the $519,527 difference by which the liabilities exceed the $8,700,000 in proceeds from the Asset Sale.

(D)   To record the loss on the sale of the assets.

(E) To remove the depreciation expense on the assets, which were sold or disposed as a result of the Asset Sale. This expense was $974,481 in the six months ended September 30, 2005 and $1,969,824 in the year ended March 31, 2005.

(F) To remove the tangible personal property tax on the assets, which were sold or disposed as a result of the Asset Sale. This expense was $69,875 in the six months ended September 30, 2005 and $41,600 in the year ended March 31, 2005.

(G) To remove the interest expense on the Beltway Capital Partners LLC term loan, paid-in-full as a result of the Asset Sale, in the amount of $202,972 and $508,047 in the six months ended September 30, 2005 and the year ended March 31, 2005, respectively.

(H) To remove the interest expense related to property taxes and capital leases, paid-in-full as a result of the Asset Sale, in the amount of $76,867 and $128,527 in the six months ended September 30, 2005 and the year ended March 31, 2005, respectively.